INITIAL PUBLIC OFFERING		9 Months Ended
	Dec. 31, 2020	Sep. 30, 2021
Aldel Financial Inc.
INITIAL PUBLIC OFFERING

NOTE 3. PROPOSED OFFERING

Pursuant to the Proposed Offering, the Company will offer for sale up to 10,000,000 Units (or 11,500,000 Units if the underwriters’ overallotment option is exercised in full) at a purchase price of $10.00 per Unit. Each Unit will consist of one Class A common share and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one share of common stock at an exercise price of $11.50 per share (see Note 7).

NOTE 4. INITIAL PUBLIC OFFERING

On April 12, 2021, the Company consummated its IPO of 11,500,000 Units, including 1,500,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.